Exhibit 23(ii)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Unity Bancorp, Inc.



As independent public accountants, we hereby consent to the use of our report and to all references to our firm included in Amendment No. 1 to this Registration Statement No. 333-12565 on Form SB-2.


                                          ARTHUR ANDERSEN LLP

Roseland, New Jersey
November 6, 1996